Hearst-Argyle
TELEVISION, INC.

Harris Nesbitt
Conference
November 2004

www.hearstargyle.com

This presentation contains forward-looking statements that are subject to risks and uncertainties. Forward looking statements may include information preceded by, followed by, or that includes the words "believes," "expects," "anticipates," "could," or similar expressions. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors, among them, could affect the future results of the Company and could cause those results to differ materially from those expressed in each forward-looking statement: material adverse changes in economic conditions in the markets served by the Company; future regulatory actions and conditions in the television stations' operating areas; and competition from others in the broadcast television markets served by the business. The Company undertakes no obligation to update the information in this presentation.

This presentation also contains non-GAAP information. In accordance with Regulation G, non-GAAP financial measures cited in this presentation are reconciled to GAAP measures in the Corporate Information section of our Web site, www.hearstargyle.com.

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Hearst-Argyle Television: News Operations
Spanning the Country

(Station group map)
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Hearst-Argyle Television in 2004:
A Year of Record Performance

•	Award-Winning News Stations Maximize Revenue Opportunities

•	11 Stations in Battleground States Drive Record Political Revenue

•	10 NBC Affiliates Generate Record Olympic Revenue

•	Strong Core Category Growth, Especially in Non-Political Markets

•	HTV Outperforms the Industry Y-T-D in 2004: – TVB Survey: Industry +9% – HTV: +14%
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HTV's Advantageous "Strategic Balance Sheet"

	Core Competencies	+		Positioning for Growth
•	News Leadership/Localism		•	Cash Resources
•	Programming Performance:		•	Strategic Initiatives
	– Network and Syndicated			– Joint Ventures
•	Sales & Marketing			– Alliances
•	Corporate Culture			– Shareholder Dividend
•	Expense Discipline / Margins		•	Investment/Acquisitions
•	Top-Tier Financial Performance		•	Technology ROI
•	Favorable Access to Capital		•	Brand Extension

=	Adaptable Business Model
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Local News Leadership:
#1 or #2 News in 21 of 25 News Markets

Market News Ratings Rank

YES	Not Yet

Boston / WCVB	Lancaster / WGAL	Cincinnati / WLWT
Manchester*/ WMUR	Albuquerque / KOAT	W. Palm / WPBF
Sacramento / KCRA	Louisville / WLKY	Okla. City / KOCO
Pittsburgh / WTAE	Honolulu / KITV	Portland, ME / WMTW
Orlando / WESH	Des Moines / KCCI
Baltimore / WBAL	Omaha / KETV
Milwaukee / WISN	Jackson / WAPT
Kansas City / KMBC	Ft.Smith / KHBS/ KHOG
Greenville / WYFF	Platts.-Burl. / WPTZ/WNNE
New Orleans / WDSU	Monterey / KSBW
Winston-Salem / WXII

Source: Nielsen (May 2004 sweeps)

* WMUR is part of Nielsen Boston DMA but ranks #1 in New Hampshire
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The Power of HTV's Commitment to Local News
Attracts Substantial Audience

	US TV HHs	Total	"Audience

Program	Able to Receive*	Viewers **	Index"

NBC Nightly News / Brokaw	109.6m	11.1m	10.1%

ABC World News Tonight / Jennings	109.6m	9.8m	8.9%

CBS Evening News / Rather	109.6m	9.1m	8.3%

Fox News Primetime	85.3m	1.0m	1.2%

CNN Primetime	88.1m	0.6m	0.7%

Hearst-Argyle Late News***	18.2m	2.1m	11.5%

* Based on Nielsen estimate of 109.6m total U.S. TV HHs, Cable numbers-Nielsen TV Activity Report, May 2004

** Source: Nielsen/NSI May 2004 daily average viewership, persons 2+ years of age. Cable numbers are Nielsen TV Activity Report, May 2004

*** 10pm or 11pm newscasts depending on time zone

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HTV Stations Outperform Their Network
Partners in Primetime Ratings

ABC		NBC		CBS, WB, UPN

Market / Station	Index	Market / Station	Index
Kansas City / KMBC	185	Baltimore / WBAL	136	Market / Station	Index
Milwaukee / WISN	152	Orlando / WESH	128
Pittsburgh / WTAE	152	Greensboro / WXII	124	Louisville / WLKY	168
Okla. City / KOCO	148	New Orleans / WDSU	122	Des Moines / KCCI	155
Omaha / KETV	142	Sacramento / KCRA	120
Ft.Smith / KHBS-KHOG	118	Cincinnati / WLWT	118
Albuquerque / KOAT	112	Greenville / WYFF	114	Sacramento / KQCA	164
Boston/ WCVB/WMUR	109	Lancaster / WGAL/	106
Honolulu / KITV	103	Platt. / WPTZ/WNNE	88	Kansas City / KCWE	NA
Jackson / WAPT	91	Monterey / KSBW	76
Portland / WMTW	91	HTV Average:	113
W.Palm / WPBF	88			HTV Average:	162
HTV Average:	124

Source: Nielsen, May 2004 sweeps ratings-Prime, key demo of Adults 25-54

Boston index includes WMUR (Manch.) in-Boston-DMA rating; excl. WMUR, WCVB index is 94

Index of 100% = Network Average

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Local News Leadership:
A Key Driver in Revenue Generation

•	"All politics is local."

– House Speaker Tip O'Neill (or Mayor Daley)

•	All News is Local, Too

•	HTV Stations are the Branded Local Leaders for TV News and Political Coverage

– NAB 11/04 Survey: 48% cited local TV news as "most helpful in picking a candidate," vs. 24% for cable news. Newspapers: #3.

•	Video is the Most Persuasive Medium

•	Local Messages are the Most Persuasive and Trusted

•	It is for These Reasons that Marketers Also Prefer Branded Local TV

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HTV's Award-Winning Political News Coverage
Attracted Record Political Revenues in 2004

	2004est.	2002	2000	1998	1996

HTV Political Revs* ($mms)	$83	$73.3	$58.0	$50.3	$40.0

* Source: HTV estimates, same-station incl. WMUR, excl. WMTW, as if current stations were owned for all periods presented
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HTV NBC Stations Maximize Opportunity: Record Olympic Revenues

HTV's NBC Affiliates
KCRA	Sacramento
WESH	Orlando
WBAL	Baltimore
WLWT	Cincinnati
WIYY	Greenville
WDSU	New Orleans
WXII	Greensboro
WGAL	Lancaster
WPTZ/	Plattsburgh/
WNNE	Burlington
KSBW	Monterey

HTV Olympics Revs*
2004:	$19.5
2002:	$15.0
2000:	$17.3
1998:	$0.13
1996:	$16.0
*Net; Same-station	($mms)

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Strong Core Sales Category Growth
Year-to-Date Through 2004

(2002 as a baseline is shown at 100%; subsequent years are shown in % growth terms)

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Maximizing Long-Term Revenue Opportunities:
Ongoing Sales & Marketing Initiatives Throughout Industry Cycles

•	Help Customers Use Power of Local TV to Build Their Businesses

•	Disciplined, Goal-Oriented Approach To Developing New Business

•	Retail development
•	Special projects
•	Senior management involvement
•	Extreme Makeover/Convergence
•	Auto, Financial Services, Retail, Furniture, Fast Foods categories
•	ABC+
•	Adapting to normal pattern of Industry cycles
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MARKETS COVERED

Albuquerque
Atlanta
Bakersfield
Baltimore
Birmingham
Boston
Charlotte
Chicago
Cincinnati
Cleveland
Columbus
Dallas
Dayton
Denver
Des Moines
Detroit
El Paso
Fort Smith
Greensboro
Greenville
Hartford
Honolulu
Houston
Indianapolis
Jackson
Jacksonville
Johnstown, PA
Kansas City
Lancaster
Los Angeles
Louisville
Madison
Manchester
Miami
Milwaukee
Minneapolis
Monterey
New Orleans
New York
Oklahoma City
Omaha
Orlando
Philadelphia
Pittsburgh
Plattsburg
Providence
Raleigh
Reno
Sacramento
San Antonio
San Francisco
San Diego
Seattle
Steubenville, OH
Tampa
W Palm Beach
Washington DC

Positioning for Growth: HTV and The IBS Network

NBC Stations
ABC Stations
CBS Stations
FOX Fox Stations
Other IBS Partners
Seattle
Reno
FOX
Sacramento
FOX San Francisco
Monterey
Bakersfield
Los Angeles
San Diego
Denver
Albuquerque
FOX El Paso
Minneapolis
Madison
Milwaukee
Detroit
Omaha
Des Moines
Chicago
Kansas City
Indianapolis
Louisville
Cleveland
Steubenville
Columbus
Dayton
Cincinnati
Pittsburgh
Lancaster
Johnstown
Oklahoma City
Fort Smith
Dallas
Houston
San Antonio
Birmingham
Atlanta
Jackson
New Orleans
Greensboro
Charlotte
Greenville
Raleigh
Washington DC
Baltimore
Philadelphia
New York
Hartford
Providence
Boston
Manchester
Plattsburgh
Jacksonville
Orlando
Tampa
St. Petersburg
West Palm Beach
Miami
HAWAII
Honolulu

internet.broadcasting.systems, inc.

[10 of Top 10 US Markets] [22 of Top 25] [41 of Top 50]

[93% "Top 25" Household TV + Web Coverage] [64% Total US HH]

Local News Leadership Drives Success on the Web:
Most of HTV's IBS News Sites Rank #1

•	HTV Site Rankings
	—	HTV has #1 Local TV News Websites in Boston, Sacramento, Pittsburgh, Baltimore and Most Other HTV Markets
•	Unique Viewers*
	—	Sept YTD: 6.4mm Average Monthly
	—	+52% vs. YTD 2003
•	Page Views
	—	Sept YTD: 92mm Average Monthly
	—	+40% vs. YTD 2003
•	Revenue**
	—	Sept YTD: +33% vs. YTD 2003; ahead of budget

* HTV sites only, as measured by IBS; includes at-work users ** Source: IBS

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Positioning for Growth:
Joint Ventures

•	Our NBC Universal Production/ Syndication Venture Strategically Positions Us Over the Coming Years to Potentially Realize:

•	Greater Control Over Programming and Costs;
•	Potential Syndication Profits;
•	Stronger Network-Affiliate Partnership
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Financial Flexibility

•	$126mm of Cash-on-Hand @ 9/30

•	100% of Long-Term Debt Matures after 2005

•	Leverage @ 3.4X w/ Note Payable to Capital Trust; 2.8X w/o Note

•	Investment Grade Credit Ratings from Moody's, S&P, Fitch

•	Excellent Strategic Position Results in Superior Ability to:

• Acquire and Improve New Properties
• Re-invest in Existing Assets
• Continually Strengthen Our Local Brands
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Applying Core Competencies to Existing Assets:
Case Study of WISN-TV, Milwaukee

•	Focus on News, Promotion and Strong Syndicated Programs Resulted in Winning 5p.m. Local News Race for First Time in 10 Years

– Earned Peabody Award and numerous regional awards

– Competitor is NBC affiliate co-owned with Milwaukee Journal-Sentinel

•	Steady Demographic and Geographic Audience Gains in Local News Moved Station To 1st Place in Key Time Periods

•	Successfully Launched 5½ Hours of New Local Weekend News

– #1 in all time periods

•	Became ABC's #1 Affiliate (top-100 Markets) in Primetime Audience (A25-54)*

•	Sept. '04 Local Primetime Newsmagazine "On Assignment" Was #1 Program Among All ABC Metered Markets in Timeslot

– Beating "Law & Order SVU" on Local NBC

•	Y-T-D 2004, Achieved Record Annual Sales and Improved Station Profitability 30%

* May Nielsen book
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HTV Long-Term Investment Proposition

•	Long-Term Growth Potential from Improving Economic Fundamentals

•	Well Positioned for Further Consolidation Opportunities

•	Strong, Enduring Branded Asset Base With Enduring Local Community Ties Offers Platform for New Initiatives

•	Strong Free Cash Flow Characteristics

•	Capital Resources Provide Liquidity and Flexibility for Strategic Investments

•	Returning Capital to Shareholders

•	Support By One of the Largest Diversified Media Companies Provides Strategic and Competitive Advantage
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